UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 6, 2008 (June 3, 2008)
THE HARTFORD FINANCIAL SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-13958	13-3317783

(State of incorporation)	(Commission File	(IRS Employer
	Number)	Identification No.)

One Hartford Plaza,
Hartford, CT	06155

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (860) 547-5000
Not Applicable
Former name or former address, if changes since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On June 3, 2008, The Hartford Financial Services Group, Inc. (the “Company”) entered into (i) a Pricing Agreement, dated as of June 3, 2008 (the “Pricing Agreement”), with Banc of America Securities LLC, Citigroup Global Markets Inc. and Lehman Brothers Inc., as representatives of the underwriters named therein (the “Underwriters”) and (ii) an Underwriting Agreement General Terms and Conditions, dated as of June 3, 2008 (the “Underwriting Agreement”), with Banc of America Securities LLC, Citigroup Global Markets Inc. and Lehman Brothers Inc., as representatives of the Underwriters, with respect to the offer and sale by the Company of $500,000,000 aggregate principal amount of 8.125% Fixed-to-Floating Rate Junior Subordinated Debentures due 2068 (the “Debentures”), pursuant to the Company’s registration statement on Form S-3 (File No. 333-142044), as amended by post-effective amendment no. 1 thereto. The Pricing Agreement incorporates by reference the terms of the Underwriting Agreement. The Notes were issued pursuant to a Junior Subordinated Indenture, dated as of June 6, 2008, between the Company and The Bank of New York Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of June 6, 2008, between the Company and the Trustee. The closing of the sale of the Notes occurred on June 6, 2008.
     The Pricing Agreement sets forth the specific terms of the Notes, including the public offering price, coupon rate and interest payment dates and provides, among other things, that the Underwriters will purchase the Notes from the Company at the public offering price, less a discount of 1.00%. The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities arising out of or in connection with sale of the Notes and customary contribution provisions in respect of those liabilities.
     The Underwriters and their affiliates have provided, and in the future may continue to provide, various financial advisory, cash management, investment banking, commercial banking and other financial services, including the provision of credit facilities, to the Company in the ordinary course of business for which they have received and will receive customary compensation.
     The foregoing description of the material terms of the Underwriting Agreement and the Pricing Agreement is qualified in its entirety by reference to the Underwriting Agreement and the Pricing Agreement which are attached hereto as Exhibits 1.1 and 1.2, respectively, to this report.
Item 8.01 Other Events
     In connection with the closing of the transaction described in Item 1.01 above, the Company entered into a replacement capital covenant (the “RCC”), whereby the Company agreed for the benefit of certain of its debtholders named therein that it will not repay, redeem, defease or repurchase and will cause its subsidiaries not to purchase, as applicable, all or any portion of the Debentures at any time prior to June 15, 2048, except to the extent that the principal amount repaid or defeased or the applicable redemption or purchase price does not exceed the applicable percentage set forth in the RCC of the qualifying proceeds from the sale of certain replacement capital securities as set forth in the RCC. The foregoing description of the material terms of the

RCC is qualified in its entirety by reference to the RCC which is attached hereto as Exhibit 4.4 to this report.
Item 9.01 Financial Statements and Exhibits
     The exhibits to this Current Report on Form 8-K are hereby incorporated by reference into the following registration statement of The Hartford Financial Services Group, Inc., Hartford Capital IV, Hartford Capital V and Hartford Capital VI filed with the Securities and Exchange Commission: Registration Statement on Form S-3 filed on April 11, 2007 (File No. 333-142044), as amended.
     (a) Not applicable.
     (b) Not applicable.
     (c) Not applicable.
     (d) Exhibits

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement General Terms and Conditions, dated as of June 3, 2008, among The Hartford Financial Services Group, Inc. and Banc of America Securities LLC, Citigroup Global Markets Inc. and Lehman Brothers Inc., as Representatives of the Underwriters.

Exhibit 1.2	Pricing Agreement, dated as of June 3, 2008, among The Hartford Financial Services Group, Inc. and Banc of America Securities LLC, Citigroup Global Markets Inc. and Lehman Brothers Inc., as Representatives of the Underwriters.

Exhibit 4.1	Junior Subordinated Indenture, dated as of June 6, 2008, between The Hartford Financial Services Group, Inc. and The Bank of New York Trust Company, N.A., as Trustee.

Exhibit 4.2	First Supplemental Indenture, dated as of June 6, 2008, between The Hartford Financial Services Group, Inc. and The Bank of New York Trust Company, N.A., as Trustee.

Exhibit 4.3	8.125% Fixed-to-Floating Rate Junior Subordinated Debenture due 2068.

Exhibit 4.4	Replacement Capital Covenant, dated as of June 6, 2008.

Exhibit 5.1	Opinion of Debevoise & Plimpton LLP.

Exhibit 8.1	Opinion of Debevoise & Plimpton LLP.

Exhibit 23.1	Consent of Debevoise & Plimpton LLP (included in Exhibit 5.1 and Exhibit 8.1).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
	By:	/s/ Richard G. Costello
		Name:	Richard G. Costello
Date: June 6, 2008		Title:	Vice President

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement General Terms and Conditions, dated as of June 3, 2008, among The Hartford Financial Services Group, Inc. and Banc of America Securities LLC, Citigroup Global Markets Inc. and Lehman Brothers Inc., as Representatives of the Underwriters.

Exhibit 1.2	Pricing Agreement, dated as of June 3, 2008, among The Hartford Financial Services Group, Inc. and Banc of America Securities LLC, Citigroup Global Markets Inc. and Lehman Brothers Inc., as Representatives of the Underwriters.

Exhibit 4.1	Junior Subordinated Indenture, dated as of June 6, 2008, between The Hartford Financial Services Group, Inc. and The Bank of New York Trust Company, N.A., as Trustee.

Exhibit 4.2	First Supplemental Indenture, dated as of June 6, 2008, between The Hartford Financial Services Group, Inc. and The Bank of New York Trust Company, N.A., as Trustee.

Exhibit 4.3	8.125% Fixed-to-Floating Rate Junior Subordinated Debenture due 2068.

Exhibit 4.4	Replacement Capital Covenant, dated as of June 6, 2008.

Exhibit 5.1	Opinion of Debevoise & Plimpton LLP.

Exhibit 8.1	Opinion of Debevoise & Plimpton LLP.

Exhibit 23.1	Consent of Debevoise & Plimpton LLP (included in Exhibit 5.1 and Exhibit 8.1).